ACQUISITION	12 Months Ended
Jun. 28, 2017
Business Combinations [Abstract]
ACQUISITION OF CHILI'S RESTAURANTS
ACQUISITION OF CHILI'S RESTAURANTS
On June 25, 2015, we completed the stock acquisition of Pepper Dining Holding Corp. ("Pepper Dining"), a franchisee of 103 Chili's restaurants primarily located in the Northeast and Southeast United States. The purchase price of $106.5 million, excluding cash and customary working capital adjustments of $0.9 million, was funded with borrowings from our existing credit facility. The results of operations of these restaurants were included in our consolidated financial statements from the date of acquisition. The assets and liabilities of the restaurants were recorded at their respective fair values as of the date of acquisition.
The excess of the purchase price over the aggregate fair value of net assets acquired was allocated to goodwill. Of the $31.9 million recorded as goodwill, $12.8 million is expected to be deductible for tax purposes. The portion of the purchase price attributable to goodwill represents the benefits expected as a result of the acquisition, including sales and unit growth opportunities. The acquired restaurants generated approximately $259.6 million of revenue for the fifty-three week period ended June 29, 2016, approximately $2.5 million of average annual revenue per restaurant, partially offset by the loss of average annual royalty revenues of approximately $104,000 per restaurant. Pro-forma financial information of the combined entities is not presented due to the immaterial impact of the financial results of the acquired restaurants on our consolidated financial statements.